The latest report from your
Fund's management team

SEMIANNUAL REPORT

Balanced
Fund

(formerly Sovereign Balanced Fund)

JUNE 30, 1999


TRUSTEES

Edward J. Boudreau, Jr.
Stephen L. Brown
James F. Carlin
William H. Cunningham*
Ronald R. Dion*
Harold R. Hiser, Jr.
Anne C. Hodsdon
Charles L. Ladner
Leo E. Linbeck, Jr.
Steven R. Pruchansky*
Richard S. Scipione
Lt. Gen. Norman H. Smith, USMC (Ret.)
John P. Toolan
*Members of the Audit Committee

OFFICERS

Edward J. Boudreau, Jr.
Chairman and Chief Executive Officer
Anne C. Hodsdon
President, Chief Operating Officer
and Chief Investment Officer
Osbert M. Hood
Senior Vice President and
Chief Financial Officer
Susan S. Newton
Vice President and Secretary
James J. Stokowski
Vice President and Treasurer
Thomas H. Connors
Vice President and Compliance Officer

CUSTODIAN

Investors Bank & Trust Company
200 Clarendon Street
Boston, Massachusetts 02116

TRANSFER AGENT

John Hancock Signature Services, Inc.
1 John Hancock Way, Suite 1000
Boston, Massachusetts 02217-1000

INVESTMENT ADVISER

John Hancock Advisers, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

PRINCIPAL DISTRIBUTOR

John Hancock Funds, Inc.
101 Huntington Avenue
Boston, Massachusetts 02199-7603

LEGAL COUNSEL

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109-1803


CHAIRMAN'S MESSAGE

[A 1" x 1" photo of Edward J. Boudreau, Jr., Chairman and Chief Executive Officer, flush right next to second paragraph.]

DEAR FELLOW SHAREHOLDERS:

The Year 2000 is fast approaching and people around the world are getting ready to celebrate this historic transition to a new millennium. At John Hancock Funds, we share the excitement, but we aren't popping the champagne corks just yet. Rather, we are staying on the course that we set more than two years ago to ensure that the transition to a new millennium is a smooth one for our shareholders.

As many already know, the Year 2000 has created more than the prospect of New Year's festivities of epic proportions. It has also presented the world with a challenge: making sure that older computers, and any equipment powered by computer chips, can properly read and process the date "00" as 2000, not 1900. Much has been written about how the world will weather the change. Some view it as a non-event, while others see the potential for disruptions. How much disruption, and for how long, depends on whom you talk to.

As a company, we recognize that the Year 2000 ("Y2K") phenomenon is an important issue to be dealt with and we have made it a top priority. Two years ago, John Hancock Funds put a full-time team of experts on the case and established a company-wide program to evaluate all computer applications and to modify or replace those that needed changing.

These modifications and replacements for all mission-critical systems are done and successfully compliance tested. The rest of 1999 will be spent completing the few remaining non mission-critical systems, testing with our business partners and continuing to participate in industry testing. We have also established additional contingency plans beyond our regular ones to prepare for any challenges that the Year 2000 might present. In the end, John Hancock will spend approximately $90-$95 million to ensure we make a successful transition to the Year 2000.

Throughout 1999, each of our quarterly "Fundamentals" newsletters is featuring articles with more detailed information on Y2K matters of importance to our shareholders. I encourage you to read them, or contact one of our Customer Service Representatives at 1-800-225-5291 for another copy. For your own peace of mind, we also recommend that you save your 1999 statements, especially those you receive between October and December, so that you are able to check them against the first one you receive in 2000. It's a measure of prudence, not panic. Good record keeping is part of good planning.

No one knows how the dawning of the new millennium will unfold. Although we cannot make any ironclad assurances, we are confident that the steps we have taken will provide shareholders with as smooth a transition as possible. Once that occurs, we will happily raise our glasses to toast the New Year, future prosperity and our hopes to serve you well into the 2000's.

Sincerely,

/S/ EDWARD J. BOUDREAU, JR.

EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER


BY JOHN F. SNYDER, III, BARRY H. EVANS, CFA,
AND PETER M. SCHOFIELD, CFA, PORTFOLIO MANAGERS

[A 3 1/2" x 2 1/2" photo at bottom right side of page of John Hancock Balanced Fund. Caption below reads "Portfolio Managers John Snyder (l) and Barry Evans (r)."]

John Hancock Balanced Fund

Market shifts from growth to value stocks

Effective May 1, 1999, John Hancock Sovereign Balanced Fund shortened its name to John Hancock Balanced Fund.

The first half of 1999 was marked by two distinct periods of stock market performance. During the first quarter of the year, we saw a continuation of 1998 -- where a narrow group of stocks fueled the market's performance.

The common theme among the market's bigger winners was extremely high valuations. Technology stocks, once again, topped the list of the market's strongest performers, driven by a few names such as Microsoft and America Online. Value stocks with more reasonable prices and solid fundamentals, on the other hand, lagged behind in the market's first quarter rally.

In the second quarter, however, the market began to broaden. With evidence of stronger earnings growth and improvement in other sectors of the economy, investors started to migrate from the high-valuation stocks into more value-oriented stocks. As a result, stocks in other sectors -- such as basic materials and capital goods -- began to participate in the market rally.

"In the
second
quarter
however, the
market began
to broaden."

Performance explained

While the Fund owned many strong performers during the period, what impacted performance most was the stocks that we didn't own, namely technology stocks. As discussed in past reports, most technology stocks simply don't meet our investment criteria. We focus on what we call "dividend performers" -- companies that have increased their dividends consistently for at least the past 10 years. Most technology stocks don't fall into this category, and that caused us to underperform our peers. Admittedly, our approach is cautious, but it is in keeping with our goal of risk-averse growth.

[Pie chart at top left hand column with heading "Portfolio
Diversification." The chart is divided into five sections (from top to left): Preferred Stocks 3%, Short-Term Investments 4%, U.S. Government & Agencies 12%, Corporate Bonds 17% and Common Stocks 64%. A note below the chart reads "As a percentage of net assets on June 30, 1999."]

"...what
impacted
performance
most was the
stocks that
we didn't
own, namely
technology
stocks."

Six-month results

For the six months ended June 30, 1999, John Hancock Balanced Fund's Class A and Class B returned 3.47% and 3.11%, respectively, at net asset value. By comparison, the average balanced fund returned 5.56% for the same period, according to Lipper, Inc.1 The Fund's Class C shares, which were launched on May 1, 1999, returned -1.20% at net asset value from inception through June 30, 1999. Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. See pages six and seven for historical performance information.

Capital goods, basic materials, retailers

Our sizable holdings in capital goods and basic materials stocks benefited from the market shift in the second quarter. After being significantly undervalued, stocks in these sectors became much more appealing to investors looking for value. With the turnaround in the global economy, particularly Southeast Asia, our multinational holdings -- such as Honeywell, Minnesota Mining & Manufacturing and Emerson Electric -- rebounded strongly.

Retail stocks continued their winning streak from 1998, thanks to solid wage growth and strong consumer spending. Once again, Dayton Hudson stood out as a stellar performer among our retail stocks. With the aggressive expansion of its mass-merchandise chain, Target, throughout the Northeast and Mid-Atlantic states, the company has successfully gained market share from competitors.

Paring back overvalued stocks

Throughout the first half of the year, we took advantage of strength in the market to take profits in some of our higher-valuation stocks. Examples include fast-food chain McDonald's, advertising agency Interpublic and mass merchandise giant Wal-Mart Stores. Although these companies' fundamentals remain extremely solid, their valuations had just gotten too lofty. So we decided to pare back our holdings in them in favor of ones that offered better relative value.

[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Dayton Hudson followed by an up arrow with the phrase "Expansion of Target chain." The second listing is Minnesota Mining & Manufacturing followed by an up arrow with the phrase "Boosted by global recovery." The third listing is Unum followed by a down arrow with the phrase "Concerns about recent merger." A note below the table reads "See 'Schedule of Investments.' Investment holdings are subject to change."]

[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended June 30, 1999." The chart is scaled in increments of 1% with -2% at the bottom and 6% at the top. The first bar represents the 3.47% total return for John Hancock Balanced Fund Class A. The second bar represents the 3.11% total return for John Hancock Balanced Fund Class B. The third bar represents the -1.20%* total return for John Hancock Balanced Fund Class C. The fourth bar represents the 5.56% total return for Average balanced fund. A note below the chart reads "Total returns for John Hancock Balanced Fund are at net asset value with all distributions reinvested. The average balanced fund is tracked by Lipper, Inc.1 See the following two pages for historical performance information."]

* From inception May 1, 1999 through June 30, 1999.

=========================================================

Beefing up financial stocks

One of the most attractive areas of opportunity has been financial stocks, where we've increased our stake to 14%, up from 10% at the end of 1998. One favorite new holding is Fannie Mae, the largest originator of mortgages in the country. Fears of increased competition caused the stock to drop sharply at the start of the year. In our view, those fears were overblown and we took advantage of that decline to add a substantial position to the portfolio. Barriers to entry are extremely high in this industry and Fannie Mae's top-notch services and costs would be difficult for competitors to match.

Bonds maintain low profile

Given our ongoing belief that stocks offered much more upside potential than bonds, we remained underweighted in bonds throughout the period. By the end of June, our bond position stood at approximately 29%, down slightly from 31% six months ago. Although we continued to own some government bonds, our emphasis shifted toward corporate bonds, given their attractive yield advantages and the improving economy.

Looking ahead

We expect to see the global economy continue on the road to recovery in the second half of the year. The worst appears to be over in Southeast Asia and Japan -- and we're starting to see signs of life emerge in those economies. As economic recovery takes hold around the world, multinational companies are likely to be the biggest beneficiaries. However, there are still challenges facing investors. For one, we don't expect the global economy to make a quick recovery, but rather a slow uptick. Second, consumer spending could slow due to increasing debt levels. And finally, pricing power will likely remain limited, given the outlook for tame inflation.

In this environment, corporate earnings are still likely to improve. However, stock selectivity will be critical, especially given the market's high valuations. Our universe of "dividend performers" is currently undervalued. And as the market continues to broaden out in the second half of the year, we believe that investors will likely recognize their potential.

"We expect
to see the
global
economy
continue on
the road to
recovery..."

This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1 Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.


A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Balanced Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 5%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

CLASS A
For the period ended June 30, 1999
                                                                       SINCE
                                         ONE           FIVE        INCEPTION
                                        YEAR           YEARS        (10/5/92)
                                     -------         -------         -------
Cumulative Total Returns               4.39%          91.65%         107.41%
Average Annual Total Returns           4.39%          13.89%          11.44%

CLASS B
For the period ended June 30, 1999
                                                                       SINCE
                                         ONE           FIVE        INCEPTION
                                        YEAR           YEARS        (10/5/92)
                                     -------         -------         -------
Cumulative Total Returns               4.10%          92.94%         108.61%
Average Annual Total Returns           4.10%          14.05%          11.54%

CLASS C
For the period ended June 30, 1999
                                                                       SINCE
                                                                   INCEPTION
                                                                     (5/1/99)
                                                                     -------
Cumulative Total Return                                               (2.19%)
Average Annual Total Return                                        (2.19%)(1)

YIELDS
As of June 30, 1999
                                                                  SEC 30-DAY
                                                                       YIELD
                                                                     -------
John Hancock Balanced Fund:
Class A                                                                2.66%
John Hancock Balanced Fund:
Class B                                                                2.11%
John Hancock Balanced Fund:
Class C                                                                2.11%

Notes to Performance

(1) Not annualized.


WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Balanced Fund would be worth on June 30, 1999, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Standard & Poor's 500 Stock Index -- an unmanaged index that includes 500 widely traded common stocks and is often used as a measure of stock market performance.

Assuming all distributions were invested for the period indicated, a $10,000 investment in the Fund's Class C shares at inception on May 1, 1999, would be worth $9,880 without sales charge and $9,781 with maximum sales charge, as of June 30, 1999. For comparison, the same $10,000 investment in the Standard & Poor's 500 Stock Index would be worth $10,306. Past performance is not indicative of future results.

Line chart with the heading John Hancock Balanced Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $38,160 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund on October 5, 1992, before sales charge, and is equal to $21,840 as of June 30, 1999. The third line represents the value of the same hypothetical investment made in the John Hancock Real Estate Fund, after sales charge, and is equal to $20,741 as of June 30, 1999.

Line chart with the heading John Hancock Balanced Fund Class B*, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines. The first line represents the Standard & Poor's 500 Stock Index and is equal to $38,160 as of June 30, 1999. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Balanced Fund on October 5, 1992, before sales charge, and is equal to $20,861 as of June 30, 1999.

*No contingent deferred sales charge applicable.


FINANCIAL STATEMENTS

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on June 30, 1999. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
June 30, 1999 (Unaudited)
------------------------------------------------------------
Assets:
Investments at value - Note C:
Common and preferred stocks
(cost -- $109,563,528)                          $162,236,835
Corporate bonds
(cost -- $42,392,813)                             40,492,218
U.S. government and agencies obligations
(cost -- $29,697,817)                             29,502,335
Joint repurchase agreement
(cost -- $11,091,000)                             11,091,000
Corporate savings account                                625
                                             ---------------
                                                 243,323,013
Receivable for investments sold                   22,680,594
Receivable for shares sold                            94,693
Dividends receivable                                 140,383
Interest receivable                                1,367,219
Other assets                                          30,017
                                             ---------------
Total Assets                                     267,635,919
------------------------------------------------------------
Liabilities:
Payable for investments purchased                 25,345,408
Payable for shares repurchased                        20,850
Payable to John Hancock Advisers, Inc.
and affiliates - Note B                              153,948
Accounts payable and accrued expenses                    380
                                             ---------------
Total Liabilities                                 25,520,586
------------------------------------------------------------
Net Assets:
Capital paid-in                                  187,905,121
Accumulated net realized
gain on investments                                3,639,856
Net unrealized appreciation
of investments                                    50,577,230
Distributions in excess of
net investment income                                 (6,874)
                                             ---------------
Net Assets                                      $242,115,333
============================================================
Net Asset Value Per Share:
(Based on net asset values and shares of beneficial
interest outstanding - unlimited number of shares
authorized with no par value)
Class A - $122,710,125/8,544,432                      $14.36
============================================================
Class B - $119,298,940/8,305,990                      $14.36
============================================================
Class C* - $106,268/7,399                             $14.36
============================================================
Maximum Offering Price Per Share**
Class A - ($14.36 x 105.26%)                          $15.12
============================================================
 * Class C commenced operations on May 1, 1999.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended June 30, 1999 (Unaudited)
------------------------------------------------------------
Investment Income:
Interest                                          $2,763,110
Dividends (net of foreign
withholding taxes of $8,412)                       1,344,591
                                             ---------------
                                                   4,107,701
                                             ---------------
Expenses:
Investment management fee - Note B                   679,473
Distribution and service fee - Note B
Class A                                              165,789
Class B                                              570,498
Class C                                                   51
Transfer agent fee - Note B                          183,202
Custodian fee                                         17,864
Accounting and legal
services fee - Note B                                 16,319
Registration and filing fees                          15,027
Auditing fee                                          13,516
Printing                                               6,996
Trustees' fees                                         5,003
Miscellaneous                                          2,631
Legal fees                                             1,015
                                             ---------------
Total Expenses                                     1,677,384
------------------------------------------------------------
Net Investment Income                              2,430,317
------------------------------------------------------------
Realized and Unrealized Gain on Investments:
Net realized gain on
investments sold                                     695,101
Change in net unrealized
appreciation/depreciation
of investments                                     4,541,309
                                             ---------------
Net Realized and Unrealized
Gain on Investments                                5,236,410
------------------------------------------------------------
Net Increase in Net Assets
Resulting from Operations                         $7,666,727
============================================================

See notes to financial statements.


Statement of Changes in Net Assets
----------------------------------------------------------------------------
                                                            SIX MONTHS ENDED
                                               YEAR ENDED      JUNE 30, 1999
                                        DECEMBER 31, 1998         (UNAUDITED)
                                          --------------      --------------
Increase (Decrease) in Net Assets:
From Operations:
Net investment income                         $4,388,420          $2,430,317
Net realized gain on
investments sold                              13,089,843             695,101
Change in net unrealized
appreciation/depreciation
of investments                                 8,135,130           4,541,309
                                          --------------      --------------
Net Increase in Net Assets
Resulting from Operations                     25,613,393           7,666,727
                                          --------------      --------------
Distributions to Shareholders:
Dividends from net investment income
Class A - ($0.3551 and
$0.1831 per share,
respectively)                                 (2,267,801)         (1,475,822)
Class B - ($0.2593 and
$0.1338 per share,
respectively)                                 (1,980,839)         (1,110,948)
Class C** - (none and
$0.0643 per share,
respectively)                                         --                (386)
Distributions from net realized
gain on investments sold
Class A - ($0.7372 and none
per share, respectively)                      (4,791,752)                 --
Class B - ($0.7372 and none
per share, respectively)                      (5,780,678)                 --
                                          --------------      --------------
Total Distributions to
Shareholders                                 (14,821,070)         (2,587,156)
                                          --------------      --------------
From Fund Share Transactions
-- Net:*                                      16,449,308          24,281,189
                                          --------------      --------------
Net Assets:
Beginning of period                          185,512,942         212,754,573
                                          --------------      --------------
End of period (including undistributed
net investment income of $149,965
and distributions in excess of net
investment income of $6,874,
respectively)                               $212,754,573        $242,115,333
                                          ==============      ==============



Statement of Changes in Net Assets (continued)
------------------------------------------------------------------------------------------------------------
* Analysis of Fund Share Transactions:
                                                                                    SIX MONTHS ENDED
                                                       YEAR ENDED                     JUNE 30, 1999
                                                    DECEMBER 31, 1998                  (UNAUDITED)
                                              ------------------------------  ------------------------------
                                                      SHARES          AMOUNT          SHARES          AMOUNT
                                              --------------  --------------  --------------  --------------
CLASS A
Shares sold                                        1,706,479     $23,630,812       3,639,908     $51,302,326
Shares issued to
shareholders in
reinvestment of
distributions                                        494,608       6,784,234          97,880       1,370,928
                                              --------------  --------------  --------------  --------------
                                                   2,201,087      30,415,046       3,737,788      52,673,254
Less shares repurchased                           (1,621,817)    (22,566,492)     (2,095,259)    (29,601,843)
                                              --------------  --------------  --------------  --------------
Net increase                                         579,270      $7,848,554       1,642,529     $23,071,411
                                              ==============  ==============  ==============  ==============
CLASS B
Shares sold                                        1,624,484     $22,535,756         965,206     $13,555,151
Shares issued to
shareholders in
reinvestment of
distributions                                        516,445       7,079,353          70,738         988,910
                                              --------------  --------------  --------------  --------------
                                                   2,140,929      29,615,109       1,035,944      14,544,061
Less shares repurchased                           (1,513,934)    (21,014,355)       (955,259)    (13,439,576)
                                              --------------  --------------  --------------  --------------
Net increase                                         626,995      $8,600,754          80,685      $1,104,485
                                              ==============  ==============  ==============  ==============
CLASS C**
Shares sold                                               --              --           7,397        $105,274
Shares issued to
shareholders in
reinvestment of
distributions                                             --              --              21             295
                                              --------------  --------------  --------------  --------------
                                                          --              --           7,418         105,569
Less shares repurchased                                   --              --             (19)           (276)
                                              --------------  --------------  --------------  --------------
Net increase                                              --              --           7,399        $105,293
                                              ==============  ==============  ==============  ==============

** Class C commenced operations on May 1, 1999


The Statement of Changes in Net Assets shows how the value of the Fund's net assets has changed since the end of the previous period. The difference reflects earnings less expenses, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

See notes to financial statements.


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are as follows:


                                                               YEAR ENDED DECEMBER 31,                             SIX MONTHS ENDED
                                        ------------------------------------------------------------------------     JUNE 30, 1999
                                            1994            1995            1996            1997            1998      (UNAUDITED)
                                        --------        --------        --------        --------        --------        --------
CLASS A
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $10.74           $9.84          $11.75          $12.27          $13.33          $14.06
                                        --------        --------        --------        --------        --------        --------
Net Investment Income                       0.50            0.44(1)         0.41(1)         0.37(1)         0.36(1)         0.18(1)
Net Realized and Unrealized
Gain (Loss) on Investments                 (0.88)           1.91            0.99            2.14            1.47            0.30
                                        --------        --------        --------        --------        --------        --------
Total from Investment Operations           (0.38)           2.35            1.40            2.51            1.83            0.48
                                        --------        --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment Income       (0.50)          (0.44)          (0.41)          (0.37)          (0.36)          (0.18)
Distributions from Net Realized
Gain on Investments Sold                   (0.02)             --           (0.47)          (1.08)          (0.74)             --
                                        --------        --------        --------        --------        --------        --------
Total Distributions                        (0.52)          (0.44)          (0.88)          (1.45)          (1.10)          (0.18)
                                        --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                     $9.84          $11.75          $12.27          $13.33          $14.06          $14.36
                                        ========        ========        ========        ========        ========        ========
Total Investment Return at
Net Asset Value(2)                        (3.51%)         24.23%          12.13%          20.79%          14.01%           3.47%(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $61,952         $69,811         $71,242         $84,264         $97,072        $122,710
Ratio of Expenses to Average
Net Assets                                 1.23%           1.27%           1.29%           1.22%           1.21%           1.13%(4)
Ratio of Net Investment
Income to Average Net
Assets                                     4.89%           3.99%           3.33%           2.77%           2.61%           2.50%(4)
Portfolio Turnover Rate                      78%             45%             80%            115%             83%             50%

Financial Highlights (continued)
-----------------------------------------------------------------------------------------------------------------------------------

                                                               YEAR ENDED DECEMBER 31,                             SIX MONTHS ENDED
                                        ------------------------------------------------------------------------     JUNE 30, 1999
                                            1994            1995            1996            1997            1998      (UNAUDITED)
                                        --------        --------        --------        --------        --------        --------
CLASS B
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                 $10.75           $9.84          $11.74          $12.27          $13.33          $14.06
                                        --------        --------        --------        --------        --------        --------
Net Investment Income                       0.43            0.36(1)         0.32(1)         0.28(1)         0.27(1)         0.13(1)
Net Realized and Unrealized
Gain (Loss) on Investments                 (0.89)           1.90            1.01            2.14            1.46            0.30
                                        --------        --------        --------        --------        --------        --------
Total from Investment Operations           (0.46)           2.26            1.33            2.42            1.73            0.33
                                        --------        --------        --------        --------        --------        --------
Less Distributions:
Dividends from Net Investment
Income                                     (0.43)          (0.36)          (0.33)          (0.28)          (0.26)          (0.13)
Distributions from Net Realized
Gain on Investments Sold                   (0.02)             --           (0.47)          (1.08)          (0.74)             --
                                        --------        --------        --------        --------        --------        --------
Total Distributions                        (0.45)          (0.36)          (0.80)          (1.36)          (1.00)          (0.13)
                                        --------        --------        --------        --------        --------        --------
Net Asset Value, End of
Period                                     $9.84          $11.74          $12.27          $13.33          $14.06          $14.36
                                        ========        ========        ========        ========        ========        ========
Total Investment Return at
Net Asset Value(2)                        (4.22%)         23.30%          11.46%          19.96%          13.23%           3.11%(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                           $79,176         $87,827         $90,855        $101,249        $115,682        $119,299
Ratio of Expenses to Average
Net Assets                                 1.87%           1.96%           1.99%           1.91%           1.88%           1.81%(4)
Ratio of Net Investment
Income to Average Net
Assets                                     4.25%           3.31%           2.63%           2.08%           1.93%           1.81%(4)
Portfolio Turnover Rate                      78%             45%             80%            115%             83%             50%

Financial Highlights (continued)
------------------------------------------------------------
                                         FOR THE PERIOD FROM
                                                 MAY 1, 1999
                                 (COMMENCEMENT OF OPERATIONS)
                                            TO JUNE 30, 1999
                                                  (UNAUDITED)
                                                   ---------
CLASS C
Per Share Operating Performance
Net Asset Value, Beginning
of Period                                             $14.60
                                                     -------
Net Investment Income(1)                                0.03
Net Realized and Unrealized
Loss on Investments                                    (0.21)
                                                     -------
Total From Investment Operations                       (0.18)
                                                     -------
Less Distributions:
Dividends from Net
Investment Income                                      (0.06)
                                                     -------
Net Asset Value, End of
Period                                                $14.36
                                                     =======
Total Investment Return at
Net Asset Value(2)                                    (1.20%)(3)

Ratios and Supplemental Data
Net Assets, End of Period
(000s omitted)                                          $106
Ratio of Expenses to Average
Net Assets                                             1.81%(4)
Ratio of Net Investment
Income to Average Net
Assets                                                 1.51%(4)
Portfolio Turnover Rate                                  50%

(1) Based on the average of the shares outstanding at the end of each month.

(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.

(3) Not annualized.

(4) Annualized.

The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period. Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

See notes to financial statements.



Schedule of Investments

June 30, 1999 (Unaudited)

Per share earnings and dividends and their compound growth rates are shown for the most recently reported ten year periods on common stocks, as well as price/earnings ratios.

--------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Balanced Fund on June 30, 1999. It's divided into five main categories: common stocks, preferred stocks, corporate bonds, U.S. government and agencies obligations and short-term investments. The common stocks are further broken down by industry group. Short-term investments, which represent the Fund's "cash" position, are listed last.


                                                                                                  COMPOUND
   NUMBER                                                                                           GROWTH          MARKET
   OF SHARES                                                                                          RATE           VALUE
   ---------                                                                                      --------          ------
COMMON STOCKS (63.68%)
Advertising (1.07%)
       30,000  Interpublic Group of Companies, Inc. (The) @ 86 5/8                                              $2,598,750
               One of the largest advertising agencies in the world                                           ------------
               Earnings P/S $.70, .79, .82, .95, .99, 1.19, 1.36, 1.34, 1.81, 2.18                    13.5%
               Dividends P/S $.21, .25, .27, .30, .33, .36, .40, .44, .50, .58                        11.9%
               Price/Earnings Ratio                                               33.5

Banks (6.21%)
       50,000  Bank of America Corp. @ 73 5/16                                                                   3,665,625
               Holding company for Bank of America and
               NationsBank
               Earnings P/S $1.45, 2.31, 1.67, .38, 2.26, 2.47, 3.03, 3.53, 4.07, 4.16                12.4%
               Dividends P/S $.55, .71, .74, .76, .82, .94, 1.04, 1.20, 1.37, 1.59                    12.5%
               Price/Earnings Ratio                                               15.7
       45,000  Banc One Corp. @ 59 9/16                                                                          2,680,313
               Ohio-based bank holding company
               Earnings P/S $.98, 1.10, 1.50, 1.88, 2.21, 2.49, 2.07, 2.60, 2.03, 3.13                 4.9%
               Dividends P/S $.52, .57, .63, .73, .89, 1.02, 1.12, 1.24, 1.38, 1.52                   13.0%
               Price/Earnings Ratio                                               15.5
       40,000  First Tennessee National Corp. @ 38 5/16                                                          1,532,500
               Tennessee-based bank holding company
               Earnings P/S $.57, .61, .63, .88, .76, 1.01, 1.12, 1.27, 1.49, 1.70                    12.9%
               Dividends P/S $.24, .27, .29, .32, .38, .43, .49, .55, .62, .69                        12.5%
               Price/Earnings Ratio                                               19.9
       70,000  SunTrust Banks, Inc. @ 69 7/16                                                                    4,860,625
               Holding company for SunTrust Banks operating
               through 700 offices in Florida, Georgia,
               Tennessee and Alabama.
               Earnings P/S $1.31, 1.38, 1.45, 1.64, 1.89, 2.19, 2.47, 2.77, 3.13, 3.50               11.5%
               Dividends P/S $.39, .43, .47, .52, .58, .66, .74, .83, .93, 1.00                       11.0%
               Price/Earnings Ratio                                               17.9
       54,000  Wells Fargo Co. @ 42 3/4                                                                          2,308,500
               Diversified financial services company providing
               banking, insurance, investments and consumer
               finance
               Earnings P/S $.57, .63, .68, .73, .86, 1.05, 1.21, 1.37, 1.55, 1.75                    13.3%
               Dividends P/S $.19, .21, .24, .27, .32, .38, .45, .53, .62, .70                        15.6%
               Price/Earnings Ratio                                               19.8
                                                                                                              ------------
                                                                                                                15,047,563
                                                                                                              ------------
Beverages (1.44%)
       90,000  PepsiCo, Inc. @ 38 11/16                                                                          3,481,875
               Second largest soft drink company                                                              ------------
               Earnings P/S $.57, .68, .68, .82, .87, 1.07, 1.21, .74, .81, 1.40                      10.5%
               Dividends P/S $.16, .19, .23, .26, .31, .35, .39, .45, .49, .52                        14.0%
               Price/Earnings Ratio                                               31.4

Building (1.31%)
      110,000  Masco Corp. @ 28 7/8                                                                              3,176,250
               Manufactures building, home improvement                                                        ------------
               and consumer products
               Earnings P/S $.71, .46, .14, .37, .68, .79, .55, .70, 1.14, 1.39                        7.8%
               Dividends P/S $.25, .27, .29, .31, .33, .35, .37, .39, .41, .43                         6.2%
               Price/Earnings Ratio                                               18.8

Chemicals (1.23%)
      100,000  RPM, Inc. @ 14 3/16                                                                               1,418,750
               Manufacturer of specialty chemicals and
               coatings to waterproof and rustproof structures
               Earnings P/S $.31, .34, .36, .43, .46, .64, .69, .65, .84, .91                         12.7%
               Dividends P/S $.22, .24, .27, .29, .31, .34, .36, .39, .42, .45                         8.3%
               Price/Earnings Ratio                                               15.9
       45,000  Sigma-Aldrich Corp. @ 34 7/16                                                                     1,549,688
               Manufacturer of biochemical and organic
               products used for research and diagnostics
               Earnings P/S $.65, .72, .62, .93, 1.04, 1.11, 1.26, 1.44, 1.61, 1.68                   11.1%
               Dividends P/S $.09, .10, .11, .13, .15, .17, .19, .23, .26, .28                        13.4%
               Price/Earnings Ratio                                               19.3
                                                                                                              ------------
                                                                                                                 2,968,438
                                                                                                              ------------
Computers (0.91%)
       50,000  Automatic Data Processing, Inc. @ 44                                                              2,200,000
               Largest independent computing services                                                         ------------
               firm in the U.S.
               Earnings P/S $.31, .36, .41, .46, .52, .59, .68, .77, .93, .99                         12.1%
               Dividends P/S $.07, .08, .10, .11, .13, .15, .18, .21, .24, .28                        14.2%
               Price/Earnings Ratio                                               39.5

Containers (0.49%)
       30,000  Bemis Co., Inc. @ 39 3/4                                                                          1,192,500
               Producer of a broad range of flexible packaging                                                ------------
               and equipment and pressure sensitive materials
               Earnings P/S $.90, .99, .98, 1.14, .84, 1.33, 1.55, 1.84, 1.95, 2.15                   10.2%
               Dividends P/S $.30, .36, .42, .46, .50, .54, .64, .72, .80, .88                        12.7%
               Price/Earnings Ratio                                               18.3

Diversified Operations (2.21%)
       30,000  DuPont (E.I.) De Nemours & Co. @ 68 5/16                                                          2,049,375
               Nation's largest chemical manufacturer
               Earnings P/S $1.77, 1.70, 1.57, .66, .12, 1.70, 2.72, 3.05, 2.43, 1.38           NMF
               Dividends P/S $.73, .81, .84, .87, .88, .91, 1.02, 1.12, 1.23, 1.37                     7.2%
               Price/Earnings Ratio                                               27.2
       10,000  Johnson Controls, Inc. @ 69 5/16                                                                    693,125
               Manufactures automotive systems and
               building controls
               Earnings P/S $1.21, 1.07, 1.10, 1.43, 1.58, 1.90, 2.27, 2.55, 2.52, 3.89               13.9%
               Dividends P/S $.59, .61, .63, .65, .69, .74, .79, .83, .88, .94                         5.3%
               Price/Earnings Ratio                                               16.9
       30,000  Minnesota Mining & Manufacturing Co. @ 86 15/16                                                   2,608,125
               Manufactures industrial, commercial and
               health care products
               Earnings P/S $2.83, 2.94, 2.71, 2.76, 2.91, 2.81, 3.18, 3.36, 5.15, 3.28                1.7%
               Dividends P/S $1.30, 1.46, 1.56, 1.60, 1.66, 1.76, 1.88, 1.92, 2.12, 2.20               6.0%
               Price/Earnings Ratio                                               22.3
                                                                                                              ------------
                                                                                                                 5,350,625
                                                                                                              ------------
Electronics (5.46%)
       30,000  Emerson Electric Co. @ 62 7/8                                                                     1,886,250
               Produces and sells electrical/electronic
               products and systems
               Earnings P/S $1.32, 1.38, 1.42, 1.48, 1.58, 2.02, 1.95, 2.28, 2.52, 2.80                8.7%
               Dividends P/S $.58, .64, .67, .70, .74, .80, .92, 1.01, 1.11, 1.21                      8.5%
               Price/Earnings Ratio                                               22.3
       45,000  General Electric Co. @ 113                                                                        5,085,000
               Dominant force in home appliances, electrical
               power and financial services                                                --
               Earnings P/S $1.09, 1.22, 1.27, 1.27, 1.16, 1.66, 1.89, 2.14, 2.42, 2.75               10.8%
               Dividends P/S $.43, .48, .52, .58, .65, .75, .85, .95, 1.08, 1.25                      12.6%
               Price/Earnings Ratio                                               35.2
       45,000  Grainger (W.W.), Inc. @ 53 13/16                                                                  2,421,563
               Leading distributor of electrical equipment
               Earnings P/S $1.10, 1.16, 1.18, 1.28, 1.38, 1.64, 1.34, 1.99, 2.21, 2.42                9.2%
               Dividends P/S $.25, .28, .31, .33, .35, .39, .45, .49, .53, .59                        10.0%
               Price/Earnings Ratio                                               21.1
       33,000  Honeywell, Inc. @ 115 7/8                                                                         3,823,875
               Makes automation and control systems
               Earnings P/S $3.55, 2.52, 2.37, 3.41, 1.78, 2.19, 2.44, 2.96, 3.51, 4.32                2.2%
               Dividends P/S $.57, .70, .77, .84, .91, .97, 1.01, 1.06, 1.09, 1.13                     7.9%
               Price/Earnings Ratio                                               23.1
                                                                                                              ------------
                                                                                                                13,216,688
                                                                                                              ------------
Finance (3.80%)
      100,000  Citigroup, Inc. @ 47 1/2                                                                          4,750,000
               Diversified global financial services company
               offering commercial/consumer banking,
               investment banking, brokerage services and
               insurance to consumer and corporate
               customers around the world
               Earnings P/S $.32, .36, .48, .59, .86, .86, 1.09, 1.70, 2.12, 1.77                     20.9%
               Dividends P/S $.03, .04, .05, .08, .11, .14, .18, .20, .27, .37                        32.1%
               Price/Earnings Ratio                                               18.5
       65,000  Fannie Mae @ 68 3/8                                                                               4,444,375
               Largest U.S. investor in home mortgage loans
               providing funds to the mortgage market by
               purchasing mortgage loans from various
               nationwide lenders
               Earnings P/S $.78, 1.12, 1.25, 1.48, 1.71, 1.94, 2.16, 2.50, 2.83, 3.25                17.1%
               Dividends P/S $.11, .18, .26, .35, .46, .60, .68, .76, .84, .96                        21.2%
               Price/Earnings Ratio                                               18.7
                                                                                                              ------------
                                                                                                                 9,194,375
                                                                                                              ------------
Furniture (1.78%)
      155,000  Leggett & Platt, Inc. @ 27 13/16                                                                  4,310,938
               Produces intermediate products for the home                                                    ------------
               furnishings industry
               Earnings P/S $.33, .33, .16, .38, .49, .65, .78, .81, 1.05, 1.23                       15.7%
               Dividends P/S $.09, .105, .108, .12, .14, .16, .19, .23, .27, .32                      15.1%
               Price/Earnings Ratio                                               18.8

Insurance (4.80%)
       40,000  AFLAC Corp. @ 47 7/8                                                                              1,915,000
               Global specialty insurer
               Earnings P/S $.27, .38, .46, .57, .72, .90, 1.14, 1.21, 2.28, 1.74                     23.0%
               Dividends P/S $.08, .09, .10, .11, .13, .15, .17, .19, .22, .25                        13.5%
               Price/Earnings Ratio                                               24.1
       24,000  American International Group, Inc.
               @ 117 1/16                                                                                        2,809,500
               Broadly based property-casualty insurance
               organization
               Earnings P/S $1.31, 1.36, 1.42, 1.46, 1.74, 1.97, 2.27, 2.64, 3.04, 3.48               11.5%
               Dividends P/S $.07, .08, .09, .10, .11, 13, .14, .16, .19, .21                         13.0%
               Price/Earnings Ratio                                               30.5
       70,000  ReliaStar Financial Corp. @ 43 3/4                                                                3,062,500
               Financial services company engaged in
               life/health insurance and consumer finance
               Earnings P/S $.68, .79, .86, .96, 1.26, 1.53, 2.08, 2.46, 2.61, 2.89                   17.4%
               Dividends P/S $.30, .32, .35, .37, .39, .44, .49, .55, .61, .71                        10.0%
               Price/Earnings Ratio                                               13.8
       70,000  UNUM Corp. @ 54 3/4                                                                               3,832,500
               Holding company for Unum Life Insurance
               Company of America
               Earnings P/S $.97, 1.35, 1.51, 1.78, 1.89, 1.20, 1.88, 1.72, 2.43, 2.69                12.0%
               Dividends P/S $.14, .19, .25, .31, .38, .46, .52, .55, .57, .59                        17.3%
               Price/Earnings Ratio                                               16.9
                                                                                                              ------------
                                                                                                                11,619,500
                                                                                                              ------------
Leisure (1.12%)
       97,500  Hasbro, Inc. @ 27 15/16                                                                           2,723,906
               Designs, manufactures and markets toys,                                                        ------------
               games and interactive software
               Earnings P/S $.46, .46, .42, .89, .96, .84, .86, .98, 1.13, 1.07                        9.8%
               Dividends P/S $.04, .05, .07, .08, .10, .12, .13, .17, .20, .21                        20.2%
               Price/Earnings Ratio                                               19.2

Machinery (1.99%)
       40,000  Dover Corp. @ 35                                                                                  1,400,000
               Manufactures a variety of specialized
               industrial products
               Earnings P/S $.57, .64, .56, .54, .66, .83, 1.17, 1.67, 1.72, 1.72                     13.1%
               Dividends P/S $.18, .19, .21, .22, .23, .25, .28, .32, .36, .40                         9.3%
               Price/Earnings Ratio                                               23.0
       75,000  Pentair, Inc. @ 45 3/4                                                                            3,431,250
               Manufactures enclosures for electrical, electronic,
               woodworking and power tool equipment
               Earnings P/S $.93, .96, 1.01, 1.06, 1.19, 1.20, 1.40, 1.73, 2.11, 2.57                 12.0%
               Dividends P/S $.27, .29, .31, .33, .34, .36, .40, .50, .54, .60                         9.3%
               Price/Earnings Ratio                                               15.6
                                                                                                              ------------
                                                                                                                 4,831,250
                                                                                                              ------------
Media (3.70%)
       65,000  Gannett Co., Inc. @ 71 3/8                                                                        4,639,375
               Publishes 81 daily/50 nondaily newspapers,
               operates 10 TV, 8 FM and 7 AM stations
               Earnings P/S $1.23, 1.17, 1.04, 1.13, 1.32, 1.53, 1.67, 1.69, 2.73, 3.42               12.0%
               Dividends P/S $.56, .61, .62, .63, .65, .67, .69, .71, .74, .78                         3.8%
               Price/Earnings Ratio                                               23.2
       80,000  McGraw-Hill Cos., Inc. @ 53 15/16                                                                 4,315,000
               Provides informational products and services
               for business and industry
               Earnings P/S $.21, .88, .76, .78, .06, 1.03, 1.14, 1.25, 1.46, 1.68                    25.9%
               Dividends P/S $.50, .54, .55, .56, .57, .58, .60, .66, .72, .78                         5.1%
               Price/Earnings Ratio                                               28.0
                                                                                                              ------------
                                                                                                                 8,954,375
                                                                                                              ------------
Medical (5.72%)
       60,000  Abbott Laboratories @ 45 1/2                                                                      2,730,000
               Major pharmaceutical and health care firm
               Earnings P/S $.49, .56, .61, .71, .82, .91, 1.03, 1.17, 1.32, 1.49                     13.2%
               Dividends P/S $.17, .20, .24, .29, .33, .37, .41, .53, .59                             14.8%
               Price/Earnings Ratio                                               27.2
       60,000  Baxter International, Inc. @ 60 5/8                                                               3,637,500
               The company operates four divisions: renal,
               biotech, cardiovascular and intravenous
               systems and international distribution
               Earnings P/S $1.49, (.05), 2.10, 1.80, 1.69, (.62), 1.41, 2.07, .99, 1.03               NMF
               Dividends P/S $.56, .64, .74, .86, 1.00, 1.03, 1.11, 1.17, 1.14, 1.16                   8.4%
               Price/Earnings Ratio                                               20.7
       70,000  Bristol-Myers Squibb Co. @ 70 7/16                                                                4,930,625
               Produces pharmaceuticals, medical devices,
               non-prescription health products
               Earnings P/S $.72, 1.67, 1.89, 2.00, 1.61, 1.97, 2.02, 1.98, 3.13, 3.55                19.4%
               Dividends P/S $1.02, 1.10, 1.25, 1.40, 1.45, 1.47, 1.49, 1.51, 1.53, 1.60               5.1%
               Price/Earnings Ratio                                               35.0
       26,000  Johnson & Johnson @ 98                                                                            2,548,000
               Major producer of prescription and
               non-prescription drugs, toiletries, medical
               instruments and supplies
               Earnings P/S $.80, .85, 1.07, 1.20, 1.35, 1.53, 1.80, 2.11, 2.42, 2.68                 14.4%
               Dividends P/S $.28, .33, .39, .45, .51, .57, .64, .74, .85, .97                        14.8%
               Price/Earnings Ratio                                               32.6
                                                                                                              ------------
                                                                                                                13,846,125
                                                                                                              ------------
Office (1.33%)
       50,000  Pitney Bowes, Inc. @ 64 1/4                                                                       3,212,500
               Manufactures office automation equipment                                                       ------------
               Earnings P/S $.60, .67, .88, .94, .95, 1.12, 1.28, 1.51, 1.73, 2.01                    14.4%
               Dividends P/S $.26, .30, .34, .39, .45, .52, .60, .69, .80, .90                        14.8%
               Price/Earnings Ratio                                               28.8

Oil & Gas (3.56%)
       30,000  Chevron Corp. @ 95 3/16                                                                           2,855,625
               One of the largest integrated, international oil
               companies with interest in petrochemicals
               Earnings P/S $.37, 3.05, 2.69, 1.69, 3.14, 2.09, 3.03, 2.64, 4.35, 3.68                29.1%
               Dividends P/S $1.40, 1.48, 1.63, 1.65, 1.75, 1.85, 1.93, 2.08, 2.28, 2.44               6.4%
               Price/Earnings Ratio                                               31.7
       30,000  Mobil Corp. @ 99                                                                                  2,970,000
               One of the largest integrated, international
               oil companies with interest in petrochemicals
               Earnings P/S $2.20, 2.05, 2.63, 1.43, 2.74, 1.92, 2.61, 3.83, 4.05, 3.21                4.3%
               Dividends P/S $1.28, 1.41, 1.56, 1.60, 1.63, 1.70, 1.81, 1.96, 2.12, 2.28               6.6%
               Price/Earnings Ratio                                               33.2
       60,000  Shell Transport & Trading Co., PLC
               American Depositary Receipts
               (Great Britain) @ 37 1/8                                                                          2,782,500
               Involved in all phases in the petroleum industry
               Earnings P/S $.62, .76, .63, .70, .64, .87, 1.01, 1.27, 1.33, 1.57                     10.9%
               Dividends P/S $.08, .09, .11, .12, .13, .14, .15, .17, .19, .21                        11.3%
               Price/Earnings Ratio                                               18.3
                                                                                                              ------------
                                                                                                                 8,608,125
                                                                                                              ------------
Retail (8.13%)
       42,000  Albertson's, Inc. @ 51 9/16                                                                       2,165,625
               One of the largest retail food-drug chains in
               the United States
               Earnings P/S $.74, .83, .94, .95, 1.24, 1.58, 1.80, 1.96, 1.99, 2.24                   13.1%
               Dividends P/S $.19, .23, .27, .31, .35, .42, .50, .58, .63, .67                        15.0%
               Price/Earnings Ratio                                               19.8
       70,000  Dayton Hudson Corp. @ 65                                                                          4,550,000
               General merchandiser selling through Target
               and Marvyn stores
               Earnings P/S $.89, .92, .75, .71, .76, .96, .80, 1.07, 1.48, 1.94                       9.0%
               Dividends P/S $.19, .22, .24, .25, .27, .28, .29, .31, .33, .36                         7.4%
               Price/Earnings Ratio                                               29.6
       55,000  Home Depot, Inc. (The) @ 64 7/16                                                                  3,544,063
               Operates a chain of retail building suppy/home
               improvement "warehouse" stores
               Earnings P/S $.11, .14, .19, .25, .33, .42, .49, .61, .77, 1.03                        28.2%
               Dividends P/S $.008, .012, .02, .03, .04, .05, .06, .08, .10, .12                      35.1%
               Price/Earnings Ratio                                               46.4
       46,000  McDonald's Corp. @ 41 5/16                                                                        1,900,375
               Develops, operates, franchises and services
               a worldwide system of restaurants
               Earnings P/S $.48, .54, .57, .63, .71, .82, .97, 1.08, 1.15, 1.26                      11.3%
               Dividends P/S $.07, .08, .09, .10, .11, .12, .13, .15, .16, .18                        11.1%
               Price/Earnings Ratio                                               29.1
      155,000  SYSCO Corp. @ 29 13/16                                                                            4,620,937
               Largest distributor of food service products
               Earnings P/S $.37, .38, .43, .47, .55, .62, .71, .68, .87, .98                         11.4%
               Dividends P/S $.046, .05, .07, .11, .14, .18, .22, .26, .30, .36                       25.7%
               Price/Earnings Ratio                                               29.0
       60,000  Wal-Mart Stores, Inc. @ 48 1/4                                                                    2,895,000
               Operates chain of discount department stores
               Earnings P/S $.19, .24, .29, .35, .44, .51, .59, .60, .67, .78                         16.9%
               Dividends P/S $.03, .04, .05, .06, .07, .09, .10. .11, .13, .15                        19.5%
               Price/Earnings Ratio                                               41.3
                                                                                                              ------------
                                                                                                                19,676,000
                                                                                                              ------------
Tobacco (0.66%)
       40,000  Philip Morris Cos., Inc. @ 40 3/16                                                                1,607,500
               Global tobacco, brewing and food company                                                       ------------
               Earnings P/S $1.05, 1.27, 1.45, 1.65, 1.67, 1.52, 2.08, 2.47, 2.68, 2.64               10.8%
               Dividends P/S $.42, .52, .64, .78, .87, 1.01, 1.22, 1.47, 1.60, 1.68                   16.7%
               Price/Earnings Ratio                                               12.3

Utilities (6.76%)
       25,000  ALLTEL Corp. @ 71 1/2                                                                             1,787,500
               Provides wireline and wireless communications
               and information services
               Earnings P/S $1.13, 1.20, 1.18, 1.18, 1.35, 1.56, 1.61, 1.50, 2.53, 2.24                7.9%
               Dividends P/S $.59, .66, .71, .76, .82, .90, .98, 1.06, 1.12, 1.18                      8.0%
               Price/Earnings Ratio                                               27.1
       45,000  Ameritech Corp. @ 73 1/2                                                                          3,307,500
               One of the world's largest communications
               companies
               Earnings P/S $1.15, 1.18, 1.19, 1.13, 1.33, 1.04, 1.83, 1.78, 2.06, 3.14               11.8%
               Dividends P/S $.75, .81, .86, .89, .93, .97, 1.02, 1.08, 1.15, 1.22                     5.6%
               Price/Earnings Ratio                                               26.5
       40,000  Bell Atlantic Corp. @ 65 3/8                                                                      2,615,000
               Telecommunications company providing voice
               and data services in the Mid-Atlantic region
               Earnings P/S $1.36, 1.69, 1.09, 1.69, 1.63, 1.63, 2.04, 2.00, 1.45, 1.83                3.4%
               Dividends P/S $1.10, 1.18, 1.26, 1.30, 1.34, 1.38, 1.40, 1.44, 1.51, 1.54               3.8%
               Price/Earnings Ratio                                               20.7
       57,500  CenturyTel, Inc. @ 39 3/4                                                                         2,285,624
               Louisiana-based telecommunications company
               Earnings P/S $.40, .42, .48, .72, .93, 1.06, 1.41, 1.43, 2.08, 3.02                    25.2%
               Dividends P/S $.18, .19, .191, .196, .21, .213, .22, .24, .25, .26                      4.2%
               Price/Earnings Ratio                                               24.1
       25,000  Duke Energy Corp. @ 54 3/8                                                                        1,359,374
               Generates, transmits, distributes and sells
               electric energy in the Piedmont sections
               of North and South Carolina
               Earnings P/S $2.57, 2.40, 2.51, 2.08, 2.83, 3.00, 3.26, 2.73, 2.66, 3.60                3.8%
               Dividends P/S $1.52, 1.60, 1.68, 1.76, 1.84, 1.92, 2.00, 2.08, 2.16, 2.20               4.2%
               Price/Earnings Ratio                                               15.3
      110,000  Questar Corp. @ 19 1/8                                                                            2,103,750
               Diversified holding company for Utah, Wyoming
               and Colorado natural gas transmission,
               distribution and storage
               Earnings P/S $.82, .78, .85, .80, 1.12, .99, .60, 1.15, 1.27, 1.21                      4.4%
               Dividends P/S $.47, .49, .51, .52, .55, .57, .58, .60, .62, .65                         3.7%
               Price/Earnings Ratio                                               14.9
       50,000  SBC Communications, Inc. @ 58                                                                     2,900,000
               Provides telephone service throughout the
               United States and internationally
               Earnings P/S $.91, .92, .90, 1.09, (1.37), 1.53, (1.66), 1.74, .88, 2.01                9.2%
               Dividends P/S $.64, .68, .71, .73, .75, .78, .82, .85, .89, .93                         4.2%
               Price/Earnings Ratio                                               23.6
                                                                                                              ------------
                                                                                                                16,358,748
                                                                                                              ------------
               TOTAL COMMON STOCKS
               (Cost $101,417,390)                                                                             154,176,031
                                                                                                              ------------
PREFERRED STOCKS (3.33%)
       23,256  CSC Holdings, Inc., 11.125%, Ser M @ 109                                                          2,534,904
       21,813  CSC Holdings, Inc., 11.750%, Ser H @ 111 1/2                                                      2,432,150
       30,000  Lasmo America Ltd., 8.150% (R) @ 103 1/8                                                          3,093,750
                                                                                                              ------------
               TOTAL PREFERRED STOCKS
               (Cost $8,146,138)                                                                                 8,060,804
                                                                                                              ------------
               TOTAL COMMON AND PREFERRED STOCKS
               (Cost $109,563,528)                                                                             162,236,835
                                                                                                              ------------
 PAR VALUE
   (000s
  OMITTED)
------------
CORPORATE BONDS (16.72%)
       $1,000  Adelphia Communications Corp., Sr Note
               9.25% 10-01-02 @ 105.500                                                                          1,012,500
        1,000  Barclays North American Capital Corp.,
               Gtd Cap Note (United Kingdom) 9.750%
               05-15-21 @ 112.773                                                                                1,084,890
        2,000  Beaver Valley Funding Corp. II, Deb 9.00%
               06-01-17 @107.000                                                                                 2,140,000
        2,250  Cablevison Systems Corp., Sr Deb Ser B
               8.125% 08-15-09 @ 107.155                                                                         2,261,946
        1,500  Continental Cablevision, Inc., Deb 9.50%
               08-01-13 @ 116.136                                                                                1,679,085
        2,000  Delta Air Lines, Deb 9.00% 05-15-16
               @ 110.41                                                                                          2,208,180
        1,300  GTE Corp., Deb 10.25% 11-01-20
               @ 112.421                                                                                         1,420,328
        3,600  Inter-American Development Bank, Bond
               (Supra National) 12.250% 12-15-08
               @ 153.424                                                                                         5,063,040
        1,800  Landeskreditbank Baden Wuerttemberg,
               Sub Note (Germany) 7.625% 02-01-23
               @ 115.721                                                                                         1,835,784
        2,500  Long Island Lighting Co., Deb 8.20%
               03-15-23 @ 111.000                                                                                2,606,250
       $  600  Massachusetts Mutual Life Insurance Co.,
               Surplus Note 7.625% 11-15-23 (R)
               @ 113.250                                                                                           618,900
        1,664  Midland Cogeneration Venture L.P.,
               Sec Deb Ser C-91 10.33% 07-23-02
               @ 105.983                                                                                         1,755,820
          750  New York Life Insurance Co., Surplus Note
               7.50% 12-15-23 (R) @ 106.221                                                                        730,733
        1,146  North Atlantic Energy Corp., 1st Mtg Bond
               9.050% 06-01-02 @ 103.899                                                                         1,178,226
        1,000  Northwest Airlines Corp., Note
               8.375% 03-15-04 @ 96.246                                                                            953,770
        2,500  Northwest Airlines Corp., Note
               7.625% 03-15-05 @ 94.796                                                                          2,287,325
        3,000  Quebec, Province of, Deb (Canada)
               7.50% 07-15-23 @ 113.831                                                                          3,049,980
        1,000  Rogers Cablesystems Ltd., Note 9.625%
               01-01-02 @ 107.500                                                                                1,047,500
          500  Scandinavian Airline System, Deb (Sweden)
               9.125% 07-20-99 @ 101.875                                                                           501,250
        1,100  Security Pacific Corp., Sub Note 11.50%
               11-15-00 @ 110.672                                                                                1,176,769
        1,000  Standard Credit Card Master Trust I,
               Class A Credit Card Part Ctf Ser 1994-2,
               7.250% 04-07-08 @ 108.125                                                                         1,023,750
          750  Standard Credit Card Master Trust,
               Ser 1995-1 8.25% 01-08-07 @ 111.656                                                                 802,500
        1,550  TKR Cable I Inc., Sr Deb 10.50%, 10-30-07
               @ 109.015                                                                                         1,651,804
        2,159  Westinghouse Credit Corp., Deb 8.875%
               06-14-14 @ 111.250                                                                                2,401,888
                                                                                                              ------------
               TOTAL CORPORATE BONDS
               (Cost $42,392,813)                                                                               40,492,218
                                                                                                              ------------
UNITED STATES GOVERNMENT
AND AGENCIES OBLIGATIONS (12.19%)
        1,557  Federal National Mort. Assn., Sr Sub 7.00%
               07-01-11 @ 102.142                                                                                1,562,036
          949  Federal National Mort. Assn., Sr Sub 7.50%
               08-01-08 @ 102.847                                                                                  965,949
        2,000  Freddie Mac, Deb 5.00% 01-15-04
               @ 94.78                                                                                           1,895,600
        1,790  Financing Corp., Bond 9.65% 11-02-18
               @ 146.078                                                                                         2,377,621
        5,005  Government National Mort. Assn., 6.00%
               11-15-28 @ 99.125                                                                                 4,676,754
        1,339  Government National Mort. Assn., 7.00%
               06-15-23 @ 102.343                                                                                1,325,544
           59  Government National Mort. Assn., 9.00%
               04-15-21 @ 107.405                                                                                   63,096
       15,000  United States Treasury, Bond 5.250%
               11-15-28 @ 102.375                                                                               13,476,600
        2,250  United States Treasury, Bond 12.00%
               08-15-13 @ 152.672                                                                                3,159,135
                                                                                                              ------------
               TOTAL UNITED STATES GOVERNMENT
               AND AGENCIES OBLIGATIONS
               (Cost $29,697,817)                                                                               29,502,335
                                                                                                              ------------

                                                                                           INTEREST
                                                                                               RATE
                                                                                        -----------
SHORT-TERM INVESTMENTS (4.58%)
       11,091  Joint Repurchase Agreement (4.58%)
               Investment in a joint repurchase
               agreement transaction with
               SBC Warburg, Inc. - Dated
               06-30-99, due 07-01-99
               (Secured by U.S. Treasury
               Bonds 9.875% and 11.250%
               due 02-15-15 and 11-15-15)
               - Note A                                                                       4.80%             11,091,000
                                                                                                               -----------
               Corporate Savings Account (0.00%)
               Investors Bank & Trust Company
               Daily Interest Savings Account
               Current Rate 4.00%                                                                                      625
                                                                                                               -----------
               TOTAL SHORT-TERM INVESTMENTS                                                  (4.58%)            11,091,625
                                                                                         ----------            -----------
               TOTAL INVESTMENTS                                                           (100.50%)           243,323,013
                                                                                         ----------            -----------
               OTHER ASSETS AND LIABILITIES, NET                                             (0.50%)            (1,207,680)
                                                                                         ----------            -----------
               TOTAL NET ASSETS                                                            (100.00%)          $242,115,333
                                                                                         ==========            ===========


NMF = No Meaningful Figure

(R) These securities are exempt from registration under rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $4,443,383 or 1.84% of the Fund's net assets as of June 30, 1999.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS

(UNAUDITED)
NOTE A -
ACCOUNTING POLICIES

John Hancock Investment Trust (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of four series portfolios: John Hancock Balanced Fund (the "Fund"), John Hancock Large Cap Value Fund, John Hancock Real Estate Fund and John Hancock Sovereign Investors Fund. Prior to May 1, 1999, the Fund was known as John Hancock Sovereign Balanced Fund and John Hancock Large Cap Value Fund was known as John Hancock Growth and Income Fund. The other three series of the Trust are reported in separate financial statements. The investment objectives of the Fund are to provide current income, long-term growth of capital and income, and preservation of capital.

The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B shares and Class C shares. The Trustees authorized the issuance of Class C shares effective May 1, 1999. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class, which bears distribution and service expenses under terms of a distribution plan, have exclusive voting rights regarding such distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund qualifies as a "regulated investment company" by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income which is distributed to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date. Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principals. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

DISCOUNT ON SECURITIES The Fund accretes discount from par value on securities from either the date of issue or date of purchase over the life of the security, as required by the Internal Revenue Code.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues, and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Effective March 12, 1999, the Fund entered into a syndicated line of credit agreement with various banks, and the agreements previously in effect were terminated. This agreement enables the Fund to participate with other funds managed by the Adviser in an unsecured line of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund, based on its borrowing. In addition, a commitment fee based on the average daily unused portion of the line of credit is allocated among the participating funds. The Fund had no borrowing activity for the period ended June 30, 1999.

NOTE B -
MANAGEMENT FEE AND TRANSACTIONS WITH
AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of 0.60% of the Fund's average daily net asset value.

The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended June 30, 1999, JH Funds received net sales of $365,823 with regard to sales of Class A shares. Out of this amount, $18,681 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $281,063 was paid as sales commissions to unrelated broker-dealers, and $66,079 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company ("JHMLICo"), is the indirect sole shareholder of Signator Investors.

Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended June 30, 1999, contingent deferred sales charges paid to JH Funds amounted to $83,326.

Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. There were no contingent deferred sales charges received by JH Funds for the period ended June 30,1999.

In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

The Fund has a transfer agent agreement with John Hancock Signature Services, Inc.("Signature Services"), an indirect subsidiary of JHMLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Funds. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of each Fund.

Mr. Edward J. Boudreau, Jr., Mr. Stephen L. Brown, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are trustees and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended June 30, 1999, aggregated $35,400,047 and $21,400,069, respectively. Purchases and proceeds from sales of obligations of the U.S. government and its agencies, during the period ended June 30, 1999, aggregated $91,013,022 and $86,832,205, respectively.

The cost of investments owned at June 30, 1999 (excluding the corporate savings account), for federal income tax purposes was $192,905,890. Gross unrealized appreciation and depreciation of investments aggregated $53,985,899 and $3,569,401, respectively, resulting in net unrealized appreciation of $50,416,498.


Historical Data (Unaudited)
The table below shows the record of the Fund since inception in 1992.
----------------------------------------------------------------------

CLASS A                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------    ----------     -----------       ---------   -------------
1992(1)        568,842         $0.0473          $10.19              --
1993         5,792,163          0.4539           10.74         $0.1390
1994         6,295,898          0.4951            9.84          0.0231
1995         5,943,279          0.4373           11.75              --
1996         5,805,051          0.4113           12.27          0.4733
1997         6,322,633          0.3717           13.33          1.0829
1998         6,901,903          0.3551           14.06          0.7372
1999(2)      8,544,432          0.1831           14.36              --

CLASS B                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------    ----------     -----------       ---------   -------------
1992(1)      1,403,452         $0.0292          $10.20              --
1993         7,327,059          0.3816           10.75         $0.1390
1994         8,046,236          0.4296            9.84          0.0231
1995         7,478,401          0.3632           11.74              --
1996         7,404,823          0.3257           12.27          0.4733
1997         7,598,310          0.2770           13.33          1.0829
1998         8,225,305          0.2593           14.06          0.7372
1999(2)      8,305,990          0.1338           14.36              --

CLASS C                                      PER SHARE
YEAR                       -------------------------------------------
ENDED           SHARES       DIVIDENDS       NET ASSET   CAPITAL GAINS
DEC. 31,   OUTSTANDING     FROM INCOME           VALUE    DISTRIBUTION
--------    ----------     -----------       ---------   -------------
1999(3)          7,399         $0.0643          $14.36              --

(1) For the period October 5, 1992 (commencement of operations) to December 31, 1992.

(2) For the period ended June 30, 1999.

(3) For the period May 1, 1999 (commencement of operations) to June 30,
    1999.


Dividend Increases (Unaudited)

Listed below are the most recent dividend increases for the common stocks held in the Balanced Fund as of June 30, 1999.

                                                   PERCENT OF
                                                DIVIDEND INCREASE
                                                     -------
Abbott Laboratories                                     11.1%
AFLAC Corp.                                             13.0
Albertson's, Inc.                                        6.3
ALLTEL Corp.                                             5.2
American International
Group, Inc.                                             12.0
Ameritech Corp.                                          5.8
Automatic Data Processing,  Inc.                        15.1
Banc One Corp.                                          10.0
Bank of America Corp.                                   18.4
Baxter International, Inc.                               3.0
Becton, Dickinson & Co.                                 17.2
Bell Atlantic Corp.                                      4.1
Bemis Co., Inc.                                         10.0
Bristol-Myers Squibb Co.                                10.3
CenturyTel, Inc.                                         5.4
Chevron Corp.                                            5.2
Citigroup, Inc.                                         44.0
Dayton Hudson Corp.                                     12.5
Dover Corp.                                             10.5
Duke Energy Corp.                                        3.8
DuPont (E.I.) De Nemours & Co.                          11.1
Emerson Electric Co.                                    10.2
Fannie Mae                                               8.7
First Tennessee National Corp.                          15.2
Gannett Co., Inc.                                        5.3
General Electric                                        16.7
Grainger (W.W.), Inc.                                   11.1
Hasbro, Inc.                                            20.0
Home Depot, Inc. (The)                                  20.0
Honeywell, Inc.                                          3.6
Interpublic Group of
Companies, Inc. (The)                                   15.4
Johnson & Johnson                                       13.6
Johnson Controls, Inc.                                   8.7
Leggett & Platt, Inc.                                    6.7
Masco Corp.                                              4.8
McDonald's Corp.                                         9.1
McGraw-Hill Cos., Inc.                                   8.3
Minnesota Mining &
Manufacturing Co.                                        3.8
Mobil Corp.                                              7.5
Pentair, Inc.                                            6.7
PepsiCo, Inc.                                            4.0
Philip Morris Cos., Inc.                                10.0
Pitney Bowes, Inc.                                      12.5
Questar Corp.                                            4.8
ReliaStar Financial Corp.                               19.4
RPM, Inc.                                                4.9
SBC Communications, Inc.                                 4.5
Sigma-Aldrich Corp.                                      3.6
SunTrust Banks, Inc.                                     9.3
SYSCO Corp.                                             11.1
UNUM Corp.                                               3.5
Wal-Mart Stores, Inc.                                   14.8
Wells Fargo Co.                                         12.1
                                                     -------
The average dividend
increase for this group was                             10.3%
                                                     =======


A 1/2" by 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."

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Internet: www.jhfunds.com

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This report is for the information of shareholders of the John Hancock
Balanced Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

A recycled logo in lower left hand corner with the caption "Printed on Recycled Paper."

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